UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 5, 2025

Forge Global Holdings, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-39794	99-4383083
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4 Embarcadero Center Floor 15 San Francisco, California (Address of principal executive offices)	94111 (Zip Code)
(415) 881-1612
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	FRGE	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On November 5, 2025, Forge Global Holdings, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, The Charles Schwab Corporation, a Delaware corporation (“Schwab”), and Ember-Falcon Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Schwab (“Merger Sub”), pursuant to which, among other things, Merger Sub will be merged with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Schwab.

On the terms and subject to the conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Effective Time”), (i) each share of common stock of the Company, par value $0.0001 per share (the “Shares”) that is owned by (A) Schwab, Merger Sub, the Company or any wholly owned subsidiary of Schwab or the Company (in each case, not held on behalf of third parties) and (B) the holders of Shares who have duly demanded appraisal pursuant to Section 262 of the DGCL and have not effectively withdrawn or otherwise waived or lost such right to appraisal under Section 262 of the DGCL (the “Dissenting Shares”), in each case will cease to be outstanding, will be cancelled without payment of any consideration therefor and will cease to exist (subject to any rights any holder of Dissenting Shares may have pursuant to the terms of the Merger Agreement with respect to such Dissenting Shares) and (ii) each other Share issued and outstanding immediately prior to the Effective Time will be converted into the right to receive an amount in cash equal to $45.00 (the “Per Share Merger Consideration”), without interest.

In addition, the Merger Agreement provides for the following treatment of the Company’s equity awards at the Effective Time:
•each outstanding Company stock option (a “Company Option”) will be cancelled in exchange for the right to receive, without interest, an amount in cash equal to the product obtained by multiplying (1) the number of Shares subject to such Company Option by (2) the excess, if any, of the Per Share Merger Consideration over the exercise price, less applicable Taxes (as defined in the Merger Agreement), with any Company Option with an exercise price per Share that is greater than or equal to the Per Share Merger Consideration cancelled at the Effective Time for no consideration, payment or right to consideration or payment;

•each outstanding Company restricted stock unit (a “Company RSU”) will be assumed and converted into a Schwab restricted stock unit (a “Schwab RSU”) denominated in a number of shares of common stock of Schwab (“Schwab Common Stock”) equal to the product (rounded to the nearest whole number) obtained by multiplying (i) the number of Shares subject to such Company RSU by (ii) the Equity Award Exchange Ratio;

•each outstanding Company restricted Share (a “Company RSA”) will be assumed and converted into a restricted share of Schwab Common Stock (a “Schwab RSA”) with respect to a number a number of shares of Schwab Common Stock equal to the product (rounded to the nearest whole number) obtained by multiplying (i) the number of Company RSAs by (ii) the Equity Award Exchange Ratio; and

•each outstanding Company performance stock unit (a “Company PSU”) will be assumed and converted into a Schwab RSU denominated in a number of shares of Schwab Common Stock equal to the product (rounded to the nearest whole number) obtained by multiplying (i) the number of Shares subject to such Company PSU (based on the higher of target performance and actual performance) by (ii) the Equity Award Exchange Ratio. To the extent that an “overachievement payment” (or similar term) is earned in respect of a Company PSU based on actual performance, the number of Shares subject to such Company PSU will be deemed to include the number of Shares that would have been issued had such payment been fully satisfied in Shares, and the corresponding Schwab RSU will not include any further right to such a payment.

Each Schwab RSA will otherwise continue to be governed by the same terms and conditions as were applicable to the corresponding Company RSA and each Schwab RSU will otherwise continue to be governed by the same terms and conditions as were applicable to the corresponding Company RSU or PSU, as applicable, provided that, (1) the vesting of a Schwab RSU shall be accelerated upon a severance-qualifying termination by Schwab of the employment of the holder of the applicable Schwab RSU during the 12-month period commencing on the date Closing Date (as defined in the Merger Agreement) and (2) Schwab RSUs corresponding to Company PSUs shall no longer be subject to performance-based vesting conditions.

“Equity Award Exchange Ratio” means the quotient of the Per Share Merger Consideration, divided by the average, rounded to the nearest one ten thousandth, of the closing-sale prices of shares of Schwab Common Stock on the New York Stock Exchange as reported by The Wall Street Journal for the five full trading days ending on (and including) the trading day preceding the Closing Date.

The consummation of the Merger is subject to various conditions, including, among others, customary conditions relating to: (i) the adoption of the Merger Agreement by the holders of a majority of the outstanding Shares entitled to vote on such matter at a meeting of the Company’s stockholders held for that purpose (the “Requisite Company Vote”), (ii) the expiration or earlier termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and receipt of certain other regulatory approvals customary for a transaction of this type, (iii) no Law (as defined in the Merger Agreement) having been enacted, issued, enforced, promulgated or entered, and remaining in effect, that prevents, or would reasonably be expected to have a material adverse effect on, the consummation of the transactions contemplated by the Merger Agreement and (iv) no Company Material Adverse Effect (as defined in the Merger Agreement) having occurred since the date of the Merger Agreement that remains in effect. The obligations of each party to effect the Merger are also conditioned on the accuracy of the other party’s representations and warranties (subject to certain materiality exceptions) and the other party’s performance of, in all material respects, all obligations required to be performed by it under the Merger Agreement at or prior to the closing of the transactions contemplated by the Merger Agreement.

The Merger Agreement also contains customary representations, warranties and covenants of the Company, Schwab and Merger Sub, including covenants regarding the operation of the business of the Company and its subsidiaries prior to the Effective Time. In addition, the Company has agreed to customary “no-shop” restrictions on the Company’s ability to solicit any Acquisition Proposal (as defined in the Merger Agreement), to enter into any Alternative Acquisition Agreement (as defined in the Merger Agreement), and to participate in discussions or negotiations with, or provide non-public information to any person relating to any Acquisition Proposal, subject to customary limited exceptions set forth in the Merger Agreement.

The Merger Agreement provides for certain customary termination rights of the Company and Schwab, including (i) the Company’s right, subject to certain limitations and without limiting the “no shop”, to terminate the Merger Agreement in certain circumstances to enter into an Alternative Acquisition Agreement providing for a Superior Proposal, (ii) Schwab’s right to terminate the Merger Agreement if the Company Board changes its recommendation that the Company’s stockholders adopt the Merger Agreement, and (iii) the right of either party to terminate the Merger Agreement if (A) the Requisite Company Vote has not been obtained or (B) the Merger has not been consummated by 5:00 p.m. (New York Time) on the first anniversary of the date of the Merger Agreement. The Merger Agreement also provides that the Company will be required to pay Schwab a termination fee of $25,740,000 following or in connection with the termination of the Merger Agreement in certain circumstances, including if the Company terminates the Merger Agreement in order to enter into an Alternative Acquisition Agreement providing for a Superior Proposal as set forth in the Merger Agreement.

The foregoing description of the Merger Agreement is qualified in its entirety by the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated by reference herein.

A copy of the Merger Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company, Schwab or Merger Sub or their respective subsidiaries or affiliates. The representations, warranties, and covenants of each of the Company, Schwab and Merger Sub contained in the Merger Agreement were made only for purposes of the Merger Agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations, qualifications or other particulars agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts or made for other purposes, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the representations, warranties, and covenants or any descriptions thereof should not be relied upon by any person as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, which subsequent information will not necessarily be fully reflected in the Company’s or Schwab’s public disclosures.

Cautionary Statement Regarding Forward-Looking Statements

Information set forth herein, including financial estimates and statements as to the expected timing, completion and effects of the proposed transaction between the Company, Schwab and Merger Sub, constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Actual results or developments may differ materially from those projected or implied in these estimates and statements. Such estimates and statements include, but are not limited to, statements about the benefits of the transaction, including future financial and operating results, the Company’s plans, objectives, expectations and intentions, and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of the management of the Company and are subject to significant risks and uncertainties outside of our control. Among the risks and uncertainties that could cause actual results to differ from those described in the forward-looking statements are the following: the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; the risk that the Company’s stockholders may not approve the transaction; the risk that the necessary regulatory approvals may not be obtained or may be obtained subject to conditions that are not anticipated; risks that any of the other closing conditions to the proposed transaction may not be satisfied in a timely manner; risks related to potential litigation brought in connection with the proposed transaction; risks related to financial community and rating agency perceptions of the Company and its business, operations, financial condition and the industry in which it operates; risks related to disruption of management time from ongoing business operations due to the proposed Merger; effects of the announcement, pendency or completion of the proposed Merger on the ability of the Company to retain customers and retain and hire key personnel and maintain relationships with suppliers and partners, and on the Company’s operating results and businesses generally; and risks related to the potential impact of general economic, political and market factors on the parties to the proposed Merger or the proposed Merger.

Discussions of additional risks and uncertainties are contained in the Company’s filings with the Securities and Exchange Commission (the “SEC”). The Company is under no obligation, and expressly disclaims any obligation, to update, alter, or otherwise revise any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future events, or otherwise. Persons reading this document are cautioned not to place undue reliance on these forward-looking statements which speak only as of the date hereof.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed transaction between the Company, Schwab and Merger Sub. In connection with the proposed transaction, the Company will file a proxy statement on Schedule 14A with the SEC, as well as other relevant materials regarding the transaction. Following the filing of the definitive proxy statement, the Company will mail the definitive proxy statement and a proxy card to its stockholders in connection with the transaction. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT SCHWAB, THE COMPANY, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders will be able to obtain copies of the proxy statement (when available) as well as other filings containing information about the Company, without charge, at the SEC’s website, http://www.sec.gov.

Participants in Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of the Company is set forth in the proxy statement for the Company’s 2025 Annual Meeting of Stockholders, which was filed with the SEC on April 30, 2025, including under the headings entitled “Proposal 1 – Election of Directors,” “Proposal 2 – Non-Binding Advisory Votes to Approve the Compensation of our Named Executive Officers,” “Proposal 4 – Amendment to the 2022 Plan,” “Board of Directors and Corporate Governance,” “Executive Officers,” “Executive Compensation,” “Certain Relationships and Related Party Transactions,” “Security Ownership of Certain Beneficial Owners and Management,” and “Equity Compensation Plan Information,” in the Form 3 and Form 4 statements of beneficial ownership and statements of changes of beneficial ownership filed with the SEC by the Company’s directors and executive officers, and under the heading entitled “Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers” in the Company’s Current Report on Form 8-K filed with the SEC on July 2, 2025, July 22, 2025 and September 24, 2025. Investors and security holders will be able to obtain copies of these documents (when available), without charge, at the SEC’s website, http://www.sec.gov. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement regarding the proposed transaction when it becomes available.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
2.1*	Agreement and Plan of Merger, dated November 5, 2025, by and among Forge Global Holdings, Inc., The Charles Schwab Corporation and Ember-Falcon Merger Sub, Inc.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
*	Certain schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally to the SEC a copy of any omitted schedules upon request.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Forge Global Holdings, Inc.

November 6, 2025		/s/ Kelly Rodriques
	Name:	Kelly Rodriques
	Title:	Chief Executive Officer